UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2023

PARKE BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 256-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.10 per share	PKBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

PARKE BANCORP, INC.
INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

On November 29, 2023, the Board of Directors of Parke Bancorp, Inc. (the “Company”) appointed Jonathan D. Hill, age 44, as Senior Vice President and Chief Financial Officer of the Company. Mr. Hill is a seasoned financial professional with over 20 years of experience. Prior to joining the Company, Mr. Hill served at Republic Bank from December 2021 to December 2023, where he held numerous roles including Senior Vice President, Managing Director of Finance, Interim Chief Financial Officer, and Senior Vice President, Controller. Prior to his service at Republic Bank, Mr. Hill served as Senior Vice President, Senior Finance Manager, Mergers and Acquisitions for M&T Bank from August 2017 to December 2021. He also worked for The Glenmede Trust Company, serving as Vice President, Relationship Management Services, as well as other roles, from September 2002 to August 2017.

Following a 90 day period, the Company intends to implement a Management Change in Control Severance Agreement (the “Agreement”) with Mr. Hill. The Agreement is expected to provide for severance benefits associated with termination of employment following a change in control equal to one and one-half times the most recent three-year average salary and cash incentive and bonus payments, not to exceed the tax-deductible amounts under Section 280G of the Code. In addition, Mr. Hill would be expected to be eligible to receive reimbursement for premium contributions for his medical, dental and life insurance premiums for 18 months. Such agreement would also provide that Mr. Hill would be subject to non-compete and non-solicitation restrictions for a period of one year following his termination of employment following a change in control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
PARKE BANCORP, INC.

Date: November 30, 2023	By	/s/ Vito S. Pantilione
Vito S. Pantilione
President and Chief Executive Officer
(Duly Authorized Representative)